Exhibit (16)

POWER OF ATTORNEY

I, the undersigned Trustee, on behalf of Forward Funds, constitute and appoint Mary Curran, Barbara H. Tolle and Douglas P. Dick, each of them individually, the true and lawful attorneys-in-fact and agents, with full power to each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, the Registration Statement on Form N-14, and any amendments thereto, under the Securities Act of 1933 relating to the reorganization of the portfolios of the Kensington Funds into the portfolios of the Forward Funds, and to file with the Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares, any such amendments and supplements thereto and applications thereunder, and any and all exhibits and other documents required in connection therewith, granting unto said attorneys-in-fact, each of them individually, full power and authority to do and perform each and every act deemed required and necessary to comply with the Securities Act of 1933 and the Investment Company Act of 1940.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of January 7, 2009.

/s/ Haig G. Mardikian
Haig G. Mardikian
Trustee

POWER OF ATTORNEY

I, the undersigned Trustee, on behalf of Forward Funds, constitute and appoint Mary Curran, Barbara H. Tolle and Douglas P. Dick, each of them individually, the true and lawful attorneys-in-fact and agents, with full power to each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, the Registration Statement on Form N-14, and any amendments thereto, under the Securities Act of 1933 relating to the reorganization of the portfolios of the Kensington Funds into the portfolios of the Forward Funds, and to file with the Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares, any such amendments and supplements thereto and applications thereunder, and any and all exhibits and other documents required in connection therewith, granting unto said attorneys-in-fact, each of them individually, full power and authority to do and perform each and every act deemed required and necessary to comply with the Securities Act of 1933 and the Investment Company Act of 1940.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of January 7, 2009.

/s/ Donald O’Connor
Donald O’Connor
Trustee

POWER OF ATTORNEY

I, the undersigned Trustee, on behalf of Forward Funds, constitute and appoint Mary Curran, Barbara H. Tolle and Douglas P. Dick, each of them individually, the true and lawful attorneys-in-fact and agents, with full power to each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, the Registration Statement on Form N-14, and any amendments thereto, under the Securities Act of 1933 relating to the reorganization of the portfolios of the Kensington Funds into the portfolios of the Forward Funds, and to file with the Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares, any such amendments and supplements thereto and applications thereunder, and any and all exhibits and other documents required in connection therewith, granting unto said attorneys-in-fact, each of them individually, full power and authority to do and perform each and every act deemed required and necessary to comply with the Securities Act of 1933 and the Investment Company Act of 1940.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of January 7, 2009.

/s/ DeWitt F. Bowman
DeWitt F. Bowman
Trustee